Exhibit 10.5

THE SECURITIES REPRESENTED UY THIS CONVERTIBLE PROMISSORY NOTE (OR ANY SECURITY INTO WHICH THEY ARE CONVERTIBLE) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED (THE "ACT"), AND ARE SUB . TECT TO RESTIUCTIONS ON TRANSI • ERABILITY AS SET FORTH IN THIS CONVERTIBLE PROMISSORY NOTE . THE SECURITIES REPRESENTED HEREBY (OR ANY SECUIUTY INTO WHICH THEY ARE CONVERTIBLE) MAY NOT BE SOLD, TRANSl<'ERRED , OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT . CONVERTIBLE PROMISSORY NOTE Principal Amount: U S D $ _ 20 0,000_ Date Made: S eptember 16, 2 02 4 Ho u s e N o . 7 /23 4 Soi 2 , Moob a n C harn sa mut , Ta mbol Bangmua g , A.mphur Muang, S amutprakarn I 0270 , T hailand FOR VALUE RECEIVED, the undersigned, ZICIX Corporation , a Nevada company ("Borrower " ), promises to pay to the order of _CI - IE N RUI - T E NG_ ("Holder"), at House No . 7 / 2 34 S oi 2 . M oo b a n Ch a m sa mut , T a mbol Ban g mua g , Amphur Muan g , Samutprakarn 10270 , Thailand , or at such other place as Holder may from time to time designate by written notice to Borrower in accordance with this convertible promissory note (the "Note"), in lawful money of the United States of America, in the manner and at the rate provided herein, the principal amount of_ USD $ 200 , 000 , together with accrued interest thereon, no later than _Septemb e r 16 _ , 2026 _ (the "Maturity Date") unless prior thereto this Note has converted as provided in Article 2 below . Borrower further agrees as follows : Article 1. Interest Rate. (a) Interest shall accrue at a fixed rate of ten perc e nt ( 10% ) per annum, compounded annually . Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed . No payment of interest or principal shall be due if a Conversion Event (as defined below) has occurred . No payment of interest or principal shall be due until the Maturity Date at which time the outstanding principal amount together with all unpaid and accrued interest shall be due and payable in full unless a Conversion Event has previously occurred . (b) All agreements between Borrower and Holder are expressly limited so that, in no contingency or event whatsoever, shall the amount paid or agreed to be paid to Holder for the use , forbearance, or detention of the indebtedness evidenced by this Note exceed the maximum amount permissible under applicable law . If, from any circumstance, Holder should ever receive as interest an amount that would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the outstanding principal amount owing under this Note and not to the payment of interest . Article 2. Conversion Rights. (a) Optional Conversion . At any time during the sixty (60) day period inunediately preceding the Maturity Date, the Holder may, in its sole and absolute discretion, convert all or any portion of this Note, into shares of common stock of the Borrower, as applicable ( " Common Stock'') , at a conversion price equal to eighty percent ( 80% ) of the Fair Market Value of Common Stock . "Fair Market Value' ' means the fair market value of any security (or other property) determined in the following manner : (a) if a security is then traded on a national securities exchange or over the counter, Fair Market Value shall mean the average closing price per share or if no closing price is available, the average of the bid and asked prices per share reported on a consolidated basis on the principal stock exchange or market on which the security is then traded for the twenty (20) trading days prior to the date as of which such value is being detennined ; and (b) if the security is not then so traded, Fair Market Value shall be detcnnined by the Board of Directors of the Borrower, provided that if the holder (or owner of such property) disagrees with the detenuination of the Board of Directors by written notice specifying the amount it believes to be the Fair Market Value, then Fair Market Value shall be determined at the request of either pa 1 iy, by an independent investment banking or appraisal firm of nationally - recognized standing selected by the Borrower and approved by the Holder (such firm being referred to herein as the "Appraiser"), which approval shall not be delayed or unreasonably withheld . The Appraiser shall detennine the Fair Market Value of the securities (or other property) utilizing generally accepted financial practices, and shall render its written determination to the Borrower and the holder (or owner of such property) as to such Fair Market Value within twenty - one days of selection . The Fair Market Value of shares of securities shall be detennined on the basis of the fair market value of the Borrower as a whole , and the value per interest or share shall be determined without any discount reflecting any voting agreement or transfer restrictions relating to such shares or reflecting the minority position or illiquidity of such interest or shares . The determination of the Appraiser shall be conclusive and binding on the parties for all purposes hereunder, and the "Fair Market Value" of such interest or shares or other property for all purposes hereunder shall mean the fair market value of such interest or shares or other property as detennined by the Appraiser . The cost of the Appraiser shall be borne equally by the parties unless : (a) the fair market value of the interest or shares or other property in question, as detem 1 ined by the Appraiser, exceeds the fair market value of the interest or shares or other property, as detem 1 ined by the Board of Directors of the Borrower, by an amount greater than 10% , in which case, the Borrower shall pay all costs and expenses of the Appraiser ; or (b) the fair market value of the shares or other property in question , as determined by the Appraiser, is less than the fair market value of the shares or other property , as determined by the Manager(s), by an amount greater than 10% , in which case, the holder (or owner of such property) shall pay all costs and expenses of the Appraiser . (b) Mandatory Conversion . In the event that, prior to the Maturity Date, the Borrower shall consummate a Qualified Financing ; or the Borrower shall dispose of all or substantially all of its assets ; or the Borrower shall effect a transaction or series of related transactions in which more than fifty percent ( 50% ) of the voting power of the Borrower is disposed of or transferred, including without limitation the acquisition by any person or group (as such term is defined in Section 13 (d)(3) of the Securities Exchange Act of 1934 , as amended) of persons of more than fifty percent ( 50% ) of the voting power of the Borrower ; or the Borrower shall consolidate or merge with or into any other person following which the securities holders of the Borrower immediately prior to such consolidation or merger own less than fifty percent ( 50% ) of the capital stock of the surviving entity immediately after such consolidation of merger (each of the foregoing, a "Conversion Event"), then simultaneous with the consUlllll 1 ation of such Conversion Event, to the extent that any securities are issued in connection with such Conversion Event, the then outstanding Principal Amount together with any accrued but unpaid interest thereon as of the date of the Conversion Event shall automatically be converted (the "Mandatory Conversion") for the same type of securities (whether notes, debentures, preferred stock, common stock, warrants, options, rights or any combination of the foregoing) which are issued in connection with such Conversion Event (the "Conversion Securities"), upon the same tenns and subject to the same conditions applicable to the purchasers of such securities pursuant to the Conversion Event, except that with respect to a Qualified Financing, the number of shares of Conversion Securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the entire principal amount of this Note plus accrued interest by (ii) eighty percent ( 80% ) of the price per share of the Conversion Securities, rounded to the nearest whole share .

(c) Mechanics o f Conversion . (i) Upon consununation of a Conversion E vent, the Borrower shall provide a notice to the Holder (the " Conversion Event Notice ' ') . The Conversion E vent Notice shall indicate that the Mandatory Conversion has occun - cd , describe the Conversion Securities for which the outstanding Principal Amount and accrned but unpaid intere s t of t his Note has been Converted , and set forth the basis for such conversion . Within ten (10) days following the Holde r 's receipt of the Conversion Event Notice , the Holder shall sun - ender this Note , duly endorsed, to the BotTower and the Borrower shall deliver to the Holder the Conversion Securities for which the Principal Amount of this Note and any interest accrued thereon has been converted , together with other property to which the Holder is entitled upon such conversion , including a check payable to the Holder for any cash amounts payable as hereinafter described . The p 1 incipal and all accrued interest thereon so converted shall be deemed fully paid, interest shall not thereafter accrue on such amount and the Company shall forever be released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being conve 11 ed . (ii) No fractional shares of the Borrower's capital stock shall be issued upon conversion of this Note . In lieu of any fractional share to which the Holder would otherwise be entitled, the Borrower will pay to the Holder in cash the amount of the unconverted principal and interest balance that would otherwise be converted into such fractional share . (d) Further Agreements . Upon such Mandatory Conversion, and as a condition to the issuance by the Borrower of the Conversion Securities, the Holder shall enter into or execute, and the Holder hereby covenants and agrees to enter into and execute, such documents and agreements as other purchasers in the Conversion Event shall have entered into and executed, and shall meet the conditions and be subject to the terms applicable to such other purchasers . (e) Qualified Financing . As used herein, the term "Qualified Financing" shall mean the issuance and sale of any equity securities of the Borrower on or before the Maturity Date, in one or a series of related bona fide transactions with any third party, yielding gross proceeds to the Company in excess of One Million Dollars ( $ 1 , 000 , 000 ) . Article 3 . Prepayment and Payments . (a) Upon five (5) days' prior written notice ("Prepayment Notice " ) to Holder, Borrower may prepay all or any part of this Note without penalty, together with accrued interest on the outstanding Principal Amount so prepaid . Upon receipt of a Prepayment Notice, Holder shall have five (5) days during which to elect to convert all or part of its portion of this Note, at a conversion price to be determined mutually and in good faith by the Company's Board of Directors and the Holder . Borrower acknowledges and agrees that any prepayment shall be applied first to the accrued and unpaid interest under this Note and second to principal . (b) Except as expressly stated herein to the contrary , payments received by Holder shall be applied in the following order : (i) to interest currently due and payable on this Note (including any interest on overdue principal) and (iii) to the outstanding principal amount on this Note then due and payable .

(c) Payment instruction : Bank Bank Address SWlITCodc Account Name Accowu Nlllllbcr Account Address Bank Of Communication (Hong Kong) Limited Shops 2 - 3, GIF.. Tung Fai Building , 161 - 165 Shau Kci Wan Main Street East, Hong Kong. COMMHKHK ASN Zone One Limited 382 - 577 - l - 021091 -- 05(USD Current account) 1901, The World Trade Centre. 280 Gloucester Road, Causeway Bay , Hong Kong . Article 4 . Option to Extend . Borrower shall have a one - tim e option to atcnd the Maturity Dat e of this Note for a period of six months upon ten ( l 0 ) days prior written notice lO the Holder delivered prior to the Maturity 0 - . itc . Upon such election, the term Maturity Dat e shall be deaned to include such e ; dcndcd lcnn , Article 5 . Subordination . This Note is unsecured and is subordinated lo any indebtedness of Borrower to iLS principal bank lender . trade lender and olhc : r secured parties ( " Senior Dcbf') . Borrower sh . nil nol be entitled 10 make any interest or principaJ payments if such payments violate the covenants of Borrower's obligations under Borrower's Senior Debt , Article 6 . . D<' . fault . (a) It shall be an event of default ( ' "E, · ent of Default"), and the entir e unpaid Principal Amouru of this Note, logclhcr with accrued interest , shall become immediately due and payable . at the election of Holder (as set forth below) : (i) upon the failure by Borrower to pay the principal balance and all nccrucd and unpaid interest thereon on or before the Maturity Dat e ; (ii) upon the breach or failure by l 3 orrowcr lO pcrfonn any material warranty, covenant or undertaking of Borrower in chis Note, provided I . hat such breach or failure lo perform is nol cured within thirty (30) days following the receipt by Borrower of written notice thereof from Holder, or (iii) in the evem that Borrower shall (A) apply for or consent Lo tl 1 e appointment of, or the taking of possession by, a receiver, custodian , trustee or liquidafor of all or substantially all of its property , (B) make a general assignment for the benefit of creditors , (C) admit in writing its inability , or be generally unable , to pay its debts as they become due . (D) commence a v oluocary case under the federal bankruptcy laws (as now or hereafter in effect), (E) be adjudicated as bankrupt or insolvent , (F) file a petition or take advantag e of any other law pro'lriding for the relief of dcbtrus . or (G) acquiesce to, or fail 10 have dismissed within ninety (90) days , any petition filed against it in an y involuntary case under the federal bankr . uptcy laws . (b) Upon the occurrence of an Event of Default and upon demand following thirty (30) days ' a d \ " a ncc written notice thereof . Holder shall . pursuant to an election by the Holder as provided in Article t rt'a ) above . have the option to declare the entire balance of principal together wich all accrued and unpaid u 11 er cs,t thereon immediately due and payable and to exercise all rights and remedies available to iL No d day o . r omission on the part of Holder hereof in exercising any right under this Note or otherwise shall rrpcra lc as a w aiver of such right . {c) If any pnymenl called for W 1 dcr this Note is not paid when due or if any Event of Default L XX . - U � an d 1 s not cW \ . - d , Borrower promises to pay all costs of enforcement and collection, including but oo , ! mu t e d to, ' Holder' reasonable attorneys· fees .

Article 7 . Waivers . (a) Borrower waives demand. presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature wi,th respect to this Note. (b) Borrower agrees that a waiver of rights · under this Note shall not be deemed to be made by Holder unless such waiver shall be in writing, duly signed by Holder, and that each such waiver, if any, shall apply only with respect 10 the specific instance involved and - shall in no way impair the rights of Holder or the obligations of Borrower in any other respect at any other time. Article 8 . Jurisdktion and Service of Process . Borrower irrevocably consents to the jurisdiction of the courts of [ L : • · , i • ! ,o .: l � 111 lc � : ] in connection w i th any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in coonection w . ith or simultaneously with this Note, or a breach of this Note or any such document or instrumcnL Borrower waives, to the fiul : I extent pennitted by law, any objection wbicb it may now or hereafter have to the laying of venue of any action or proceeding arising out of or rolating to this Note brought in the [Un Led S 1 � 1 ; , . ' - ], and furthor irre , vocably waives, to the full extent pennittcd by law, aey cla . im that al'ly such action or proccediag brought in sucli state has been brought in an il'lconvenient forum . Article 9 . Miscellaneous . (a) This Note may be altered only by written agreement signed by the pany against whom enforcement of any waiver, change, modification, or discharge is sought . This Note may not be modified by an oral agreement, even if supported by new consideration . (b) This Note is made and delivered in [city], [state], sbaU be governed by, au,d coaGt . ruccl rzi accordance with, the laws of [ 'lJ l , m a , 1 < : c S l M 1 ' c s . ] , without giving effect to such st � ' s principles of conflt . ct of laws, and shall not be construed strictly against the drafter hereof (c) This Note col'lStitutcs a final written expression of arlll the terms of t : bc agrcomem i : xil'"IX ' etm the parties regarding the subject matter fuerco � is a complete and exd'USive st . ait . cmcat c!lf those tenns . , . and supersedes all prior and contemporaneous agreemeots, understandings . and representations between the parties . If any provision or any word, tenn, clause, or other part of any pro \ . isi oo of this Note shaM be invalid for any reason, the same shall be ineffe{ : tive, but the remainder of this Note shall nC!lt be affected and shall remain in full force and effect . (d) Any notice or other communication required or peonitted to be givoo hereunder shall be in writing and shaU be mailed by certified mail, return receipt reques{ed (or by rhe most nearly com , parable method if mailed from or to a locat i on Olltside of the Uruted States of America) or by Federal I � prcss, Express Mail, or nationally recognized overnight delivery or courier service, or delivered in person or by tdocopier, in each case to the appropriate addresses and teleco � r numbers set forth below for 10 such otha - - address as the party shall have furnished in writing in accordance with the provisions of cl lliis subsoctaoa 12 (d)} . If c - 01 Icl - <k."1' : j'J , , '7: fl/,. I . J . If to Borrower: · 11 _ � _ · _R_ � _ i j._ i r _ � _ · - N _ G !'CAAJ � tf 1 VV \ ,VV \ ZICIXCol]>oration J � Attn. : Chief Executive Officer

Such addresses may be changed by notice given as provided in this subsection 12 (d) . Notices shall be effective upon the date of receipt ; provided . however, that (i) notice sent via telecopier shall be deemed effective upon the date indicated on proof of transmittal if senl during normal business hours, (ii) notice sent via overnight delivery shall be deemed effective two (2) business clays after deposit with such delivery service, and (iii) notice sent by U . S . certified mai . l shall be deemed effective five (5) business days afier deposit with the U . S . mail . (e) Neither party may assign or convey this Note or any of its respective rights or obligations hereunder without the prior written consent of the other party . Subject to the foregoing, this Note and each of the provisions hereof shall be binding upon each of the successors and peimitted assigns of Borrower . (f) This Note is transferable only upon surrender of this Note for registration of the transfer . duly endorsed, or accompanied by a written instrument of transfer duly executed, by Holder or their attorney duly authorized in writing . IN WITNESS WHEREOF, Borrower has executed this Note effective as of the date first set forth above. BORROWER ZICIX CORPORATION JuJj By: _ , Chief Executive Officer